 EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Quick-Med Technologies, Inc. (the "Company") for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David S. Lerner, President and principal executive officer of the Company, hereby certify, pursuant Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2006            /s/ DAVID LERNER_____________________
David S. Lerner
President (and Principal Executive Officer)